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                     BROWN ADVISORY SMALL-CAP GROWTH FUND

                      SUPPLEMENT DATED DECEMBER 11, 2007
     TO STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED OCTOBER 1, 2007

On page 8 of the SAI, in section D, captioned "Illiquid and Restricted Securities," in subsection 1, captioned "General," the paragraph is replaced with the following:

   Each Fund may invest in illiquid and restricted securities. Each of these Funds limits its investments in illiquid securities to no more than 15% of its net assets (10% for Brown Advisory Core International Fund and Brown Advisory Intermediate Income Fund). The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities may include: (1) repurchase agreements not entitling the holder to payment of principal within seven days;
   (2) purchased over-the-counter options; (3) securities which are not readily marketable; (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities"); and (5) certain pooled investment vehicles, including private equity funds and private equity funds of private equity funds ("Pooled Investment Vehicles").

On page 8 of the SAI, at the end of section E, captioned "Investment Company Securities," the following paragraphs are added:

   2. OTHER POOLED INVESTMENT VEHICLES

   GENERAL. Brown Advisory Small-Cap Growth Fund may invest in pooled investment vehicles, including limited partnerships. Examples of such vehicles include private equity funds and private equity funds of funds. A private equity fund generally invests in non-public companies that the fund's manager believes will experience significant growth over a certain time period. A private equity fund of funds invests in other private equity funds of the type described. Investments in private equity funds, once made, typically may not be redeemed for several years, though they may be sold to other investors under certain circumstances.

   RISKS. To the extent that the Brown Advisory Small-Cap Growth Fund invests in Pooled Investment Vehicles, such investments may be deemed illiquid. (See "Illiquid and Restricted Securities" for the risks of investing in illiquid securities.) above. In addition, the Fund will bear its ratable share of such vehicles' expenses, including its management expenses and performance fees. Performance fees are fees paid to the vehicle's manager based on the vehicle's investment performance (or returns) as compared to some benchmark. The fees the Fund pays to invest in a Pooled Investment Vehicle may be higher than the fees it would pay if the manager of the Pooled Investment Vehicle managed the Fund's assets directly. Further, the performance fees payable to the manager of a Pooled Investment

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   Vehicle may create an incentive for the manager to make investments that are riskier or more speculative than those it might make in the absence of an incentive fee.

   SEGREGATED ASSETS. Under certain circumstances, the Brown Advisory Small-Cap Growth Fund may be subject to SEC guidelines regarding asset segregation, or coverage, with respect to investments by the Fund in Pooled Investment Vehicles. The Fund will comply with such SEC guidelines, including, as necessary, by setting aside on its books and records cash, liquid securities and other permissible assets. As prescribed by SEC guidelines, the value of such assets will be at least equal to the Fund's commitments to the relevant Pooled Investment Vehicle(s) and will be marked to market daily.

On page 46, section D, captioned "NAV Determination," is amended to include the following paragraph following the first paragraph:

   Interests in Pooled Investment Vehicles will be subject to fair valuation. In general, the fair value of such interests will be equal to the amount that the Fund could reasonably expect to receive from the vehicle itself in a redemption or from a third party in a sale, at the time of valuation, based on information that is available at the time of the valuation and that the Fund reasonably believes to be reliable. In determining fair value for investments in Pooled Investment Vehicles, a Fund ordinarily may rely upon the fair value information provided to it by the administrator for and/or manager of the Pooled Investment Vehicle, computed in compliance with that vehicle's valuation policies and procedures, in addition to any other relevant information available at the time of valuation.